UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2018

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 27, 2018 (the “Settlement Date”), AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange all validly tendered and not validly withdrawn: (i) Floating Rate Global Notes due 2023 of AT&T (the “Old FR Notes”); (ii) 1.050% Global Notes due 2023 of AT&T (the “Old 1.050% Notes”); (iii) 1.800% Global Notes due 2026 of AT&T (the “Old 1.800% Notes”); (iv) 2.350% Global Notes due 2029 of AT&T (the “Old 2.350% Notes”) and (v) 3.550% Global Notes due 2037 of AT&T (the “Old 3.550% Notes” and, together with the Old FR Notes, Old 1.050% Notes, Old 1.800% Notes and Old 2.350% Notes, the “Old Notes”) for new series of notes issued by AT&T (each as described below) and cash. Also on the Settlement Date, AT&T completed its previously announced offers to purchase (the “Cash Offers”) all validly tendered and not validly withdrawn: (i) Old FR Notes; (ii) Old 1.050% Notes; (iii) Old 1.800% Notes; (iv) Old 2.350% Notes and (v) Old 3.550% Notes for cash payments in the amount of €1,010.00 or £1,010.00, as applicable, per €1,000.00 or £1,000.00, respectively, principal amount of Old Notes.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	€878,507,000 aggregate principal amount of Old FR Notes;

(ii)	€450,273,000 aggregate principal amount of Old 1.050% Notes;

(iii)	€1,489,219,000 aggregate principal amount of Old 1.800% Notes; and

(iv)	€1,260,469,000 aggregate principal amount of Old 2.350% Notes.

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase and subsequently cancelled:

(i)	€11,650,000 aggregate principal amount of Old FR Notes;

(ii)	€5,200,000 aggregate principal amount of Old 1.050% Notes;

(iii)	€500,000 aggregate principal amount of Old 1.800% Notes; and

(iv)	€400,000 aggregate principal amount of Old 2.350% Notes.

Following such cancellation, (i) €359,843,000 aggregate principal amount of Old FR Notes remain outstanding; (ii) €294,527,000 aggregate principal amount of Old 1.050% Notes remain outstanding; (iii) €260,281,000 aggregate principal amount of Old 1.800% Notes remain outstanding; (iv) €239,131,000 aggregate principal amount of Old 2.350% Notes remain outstanding and (v) £1,000,000,000 aggregate principal amount of Old 3.550% Notes remain outstanding.

In connection with the settlement of the Exchange Offers, AT&T issued (i) €878,507,000 aggregate principal amount of its Floating Rate Global Notes due 2023; (ii) €450,273,000 aggregate principal amount of its 1.050% Global Notes due 2023; (iii) €1,489,219,000 aggregate principal amount of its 1.800% Global Notes due 2026 and (iv) €1,260,469,000 aggregate principal amount of its 2.350% Global Notes due 2029 (collectively, the “New Securities”), in exchange for the Old Notes validly tendered and accepted pursuant to the Exchange Offers.

In connection with the settlement of the Cash Offers, AT&T paid aggregate total consideration of (i) €11,766,500 for the Old FR Notes, plus accrued and unpaid interest of €14,331.11; (ii) €5,252,000 for the Old 1.050% Notes, plus accrued and unpaid interest of €26,327.66; (iii) €505,000 for the Old 1.800% Notes, plus accrued and unpaid interest of €4,339.73 and (iv) €404,000 for the Old 2.350% Notes, plus accrued and unpaid interest of €4,532.60, in each case validly tendered and accepted for purchase pursuant to the Cash Offers.

The respective forms of the Rule 144A Global Notes and Regulation S Global Notes for each series of New Securities are filed as Exhibits 4.1 – 4.8 and are incorporated herein by reference in their entirety. In connection with the issuance of the New Securities, AT&T entered into a Registration Rights Agreement, dated as of February 27, 2018, with the dealer managers named therein, which will give holders of the New Securities certain exchange and registration rights with respect to the New Securities. A copy of the Registration Rights Agreement is filed as Exhibit 4.9 and is incorporated herein by reference in its entirety.

The New Securities are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

On February 27, 2018, AT&T issued the press releases attached hereto as Exhibit 99.1 and 99.2, which are incorporated by reference in their entirety.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Form of Floating Rate Rule 144A Global Note due 2023

4.2	Form of Floating Rate Regulation S Global Note due 2023

4.3	Form of 1.050% Rule 144A Global Note due 2023

4.4	Form of 1.050% Regulation S Global Note due 2023

4.5	Form of 1.800% Rule 144A Global Note due 2026

4.6	Form of 1.800% Regulation S Global Note due 2026

4.7	Form of 2.350% Rule 144A Global Note due 2029

4.8	Form of 2.350% Regulation S Global Note due 2029

4.9	Registration Rights Agreement, dated as of February 27, 2018

99.1	Press Release of AT&T Inc., dated February 27, 2018, relating to the exchange offers

99.2	Press Release of AT&T Inc., dated February 27, 2018, relating to the tender offers

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: February 27, 2018	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer